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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 1999

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                         AIRTOUCH COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-12342                    NO. 94-3213132
(State or other jurisdiction     (Commission File Number)             (IRS Employer
      of incorporation)                                            Identification No.)

             ONE CALIFORNIA STREET, SAN FRANCISCO, CALIFORNIA 94111
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 658-2000

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ITEM 5. OTHER EVENTS.

    AirTouch Communications, Inc. hereby incorporates by reference Exhibit 3 to Vodafone Group Public Limited Company's Form 6-K filed January 19, 1999, entitled U.S. Analysts' Presentation, January 19, 1999.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AIRTOUCH COMMUNICATIONS, INC.

                                By:  /S/ MOHAN S. GYANI
                                     -----------------------------------------
                                     TITLE: Executive Vice President and
                                          Chief Financial Officer

Date: January 19, 1999

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